Exhibit 10.17.9

NINTH AMENDMENT AND WAIVER TO CREDIT AND SECURITY AGREEMENT

THIS NINTH AMENDMENT AND WAIVER TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 21, 2018, between LOANDEPOT.COM, LLC, a Delaware limited liability company (“Borrower”), and NEXBANK SSB (with its participants, successors and assigns, “Lender”).

R E C I T A L S

A. Borrower and Lender are parties to that certain Credit and Security Agreement dated as of October 29, 2014 (as amended, modified, supplemented, restated or amended and restated from time to time, the “Loan Agreement”). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Loan Agreement and all Section references are to Sections in the Loan Agreement.

B. On January 12, 2018, Borrower executed a Seventh Amended and Restated Promissory Note in the principal amount of $125,000,000 in favor of Lender, evidencing the Loan (the “Original Note”).

C. Borrower and Lender have agreed to decrease the maximum amount of the Loan in an amount equal to $75,000,000, after which the maximum outstanding principal balance of the Loan as of the Effective Date (as hereinafter defined) shall be $50,000,000.

D. Borrower has requested that Lender amend the original Note as provided in the Eighth Amended and Restated Promissory Note being delivered in connection herewith (the “Amended and Restated Note”).

E. The following Event of Default has occurred and is continuing under Section 10.1(b) of the Loan Agreement: Borrower failed to maintain a Debt Service Coverage Ratio as of the last day of the fiscal quarter ending September 30, 2018 in compliance with Section 9.4 of the Loan Agreement (the “Existing Event of Default”).

F. By reason of the Existing Event of Default, the Lender is authorized to exercise all remedies available to it under the Loan Agreement and the other Loan Documents and applicable law.

G. Borrower has requested that the Lender, and the Lender has agreed to, waive the Existing Event of Default subject to the terms and conditions set forth in this Agreement.

H. Borrower has requested that Lender amend the Loan Agreement as provided below.

I. Borrower and Lender desire to amend the Loan Documents, subject to the terms, conditions, and representations set forth herein, as requested by Borrower.

J. Borrower and Lender agree to the other terms and provisions provided below, subject to the terms, conditions, and representations set forth herein.

NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

1.	Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Agreement is amended as follows:

(a) The Loan Agreement is hereby amended as reflected in Annex A attached hereto.

2.

Waiver. Subject to the terms, and the timely satisfaction of each of the conditions precedent in Section 3 and covenants in Section 5 of this Agreement, the Lender hereby waives the Existing Event of Default.

3.

Conditions Precedent. Notwithstanding any contrary provision, this Amendment shall be effective on the first Business Day upon which all of the following conditions precedent have been satisfied (the “Effective Date”):

(a) Lender shall have received counterparts of this Amendment executed by Borrower, Lender, and each other party set forth on the signature pages hereto, and the original executed Amended and Restated Note;

(b) Lender shall have received written consent from Freddie Mac, consenting to Borrower and Lender entering into this Amendment;

(c) Lender shall have received satisfactory evidence that Borrower has paid the fees and expenses of counsel described in Section 5;

(d) No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment;

(e) Lender shall have received (i) an officer’s certificate of an authorized officer of Borrower certifying and attaching true and correct copies of its most recent Constituent documents and (ii) a certified copy, signed by Borrower’s secretary, of a resolution of the board of directors of Borrower authorizing this Amendment;

(f) Lender shall have returned to Borrower, or to Borrower’s attorney to be held in escrow, the original of the Original Note; and

(g) Lender shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Lender or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Lender (it being agreed that execution of this Amendment by Lender shall evidence that the foregoing conditions have been fulfilled).

4.

Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by Borrower. Borrower hereby agrees that, except as expressly provided in this Amendment, the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Borrower under the Loan Agreement and the other Loan Documents or the Liens securing the payment and performance thereof. Borrower further confirms that the liens and security interests in the Collateral created under the Loan Documents secure, among other indebtedness, Borrower’s obligations under the Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

5.	Representations, Warranties, Covenants and Acknowledgments. As a material inducement for Lender to enter into this Amendment, Borrower hereby:

(a)

represents and warrants to Lender (with the knowledge and intent that Lender is relying upon the same in consenting to this Amendment) that as of the Effective Date, and after giving effect to the transactions contemplated by this Amendment: (a) all representations and warranties in the Loan Agreement and in all other Loan Documents are true and correct in all material respects, as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date; or (ii) the facts or circumstances on which any of them were based have been changed by transactions or events not prohibited by the Loan Documents; (b) no Default or Event of Default exists under the Loan Documents or will exist after giving effect to this Amendment; (c) this Amendment has been duly authorized and approved by all necessary organizational action and requires the consent of no other Person, and is binding and enforceable against Borrower in accordance with its terms; and (d) the execution, delivery and performance of this Amendment in accordance with its terms, does not and will not, by the passage of time, the giving of notice, or otherwise: (i) require any governmental approval, other than such as have been obtained and are in full force and effect, or violate any applicable law relating to Borrower; (ii) conflict with, result in a breach of, or constitute a default under the Constituent Documents of Borrower thereof, or any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower;

(b)

acknowledges and agrees that (i) except as expressly set forth herein, this Agreement does not and shall not create (nor shall Borrower rely upon the existence of or claim or assert that there exists) any obligation of Lender to consider or agree to any further consent, waiver or amendment with respect to any Loan Document and, in the event that Lender subsequently agrees to consider any further consent, waiver or amendment with respect to any Loan Document, neither this Agreement nor any other conduct of Lender shall be of any force or effect on Lender’s consideration or decision with respect thereto, and Lender shall not have any further obligation whatsoever to consider or agree to any further consent, waiver or amendment with respect to any Loan Document; (ii) this Agreement shall not represent an amendment, consent or waiver related to any future actions of Borrower and (iii) except as expressly set forth herein, Lender reserves all of its rights pursuant to the Loan Agreement and all other Loan Documents;

(c)

acknowledges and agrees that Lender’s agreement to waive and consent to the specific matters addressed in this Agreement, do not and shall not create (nor shall Borrower rely upon the existence of or claim or assert that there exists) any obligation of Lender to consider or agree to any further waivers, consents or amendments and, in the event that Lender subsequently agrees to consider any further waivers, consents or amendments, neither this Agreement nor any other conduct of Lender shall be of any force or effect on Lender’s consideration or decision with respect to any such requested waiver, consent or amendment;

(d)	acknowledges and agrees that this Agreement shall be deemed a Loan Document for all purposes under the Loan Agreement and the other Loan Documents;

(e)

acknowledges and agrees that Lender has and shall continue to have a valid, enforceable and perfected first-priority lien on and security interest in the Collateral granted to Lender pursuant to the Loan Documents or otherwise granted to or held by Lender;

(f)

acknowledges and agrees that, after giving effect to this Agreement, no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection in favor of Borrower against Lender exists as of the Effective Date arising out of or with respect to (i) this Agreement, the Loan Agreement or any of the other Loan Documents or (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing; and

(g)

acknowledges and agrees that the Loan Agreement and the other Loan Documents are legal, valid, binding and enforceable against Borrower in accordance with their terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability).

6.

Fees, Costs and Expenses. Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Lender for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment and all related documents; and

7.	Miscellaneous.

(a)

This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Loan Agreement or Amended and Restated Promissory Note to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b)

The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment and the Amended and Restated Note, and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lender under any Loan Document, nor constitute a waiver under any of the Loan Documents.

(c)	All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)

This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

(e)

THIS AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)

The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

(g)

Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)	This Amendment shall be construed in accordance with and governed by the laws of the State of Texas without regard to its principles of conflicts of laws.

(i)

The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

BORROWER:

loanDepot.com, LLC,

a Delaware limited liability company

By:
Name: Jon Frojen
Title: Chief Financial Officer

LENDER:

NEXBANK SSB

By:
Name: Rhett Miller
	Title:	Senior Vice President and Chief Credit
Officer

Signature Page to Ninth Amendment

Annex A

[See Attached]